Exhibit 10.8

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

WARRANT PURCHASE AGREEMENT

between

EXELIXIS, INC.

and

SYMPHONY EVOLUTION HOLDINGS, LLC

Dated as of June 9, 2005

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B	1
EXHIBIT C	1
EXHIBIT D	1

Annex A	Certain Definitions
Exhibit A	Opinion of Cooley Godward LLP
Exhibit B	Form of A Warrant
Exhibit C	Form of B Warrant
Exhibit D	Form of C Warrant

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT is dated as of June 9, 2005 (this “Agreement”) by and between Exelixis, Inc., a Delaware corporation (“Exelixis”), and Symphony Evolution Holdings LLC, a Delaware limited liability company (together with its permitted successors, assigns and transferees, “Holdings”).

WHEREAS, contemporaneously with the execution of this Agreement, Holdings, Exelixis, and Symphony Evolution, Inc., a Delaware corporation (“Symphony Evolution”) are entering into a Purchase Option Agreement (the “Purchase Option Agreement”) pursuant to which, among other things, Holdings is granting to Exelixis an option to purchase (the “Purchase Option”) all of the equity securities of Symphony Evolution (the “Symphony Evolution Equity Securities”) owned, or hereafter acquired, by Holdings on the terms set forth in the Purchase Option Agreement; and

WHEREAS, in consideration for Holdings’ grant of the Purchase Option to Exelixis, Exelixis desires to issue and sell to Holdings the Warrants described herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (the “Parties”) agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used but not defined herein are used as defined in Annex A hereto.

ARTICLE II

PURCHASE AND SALE OF WARRANTS

Section 2.01 Authorization to Issue A Warrants.

(a) Exelixis has authorized the issuance of certain warrants (the “A Warrants”) representing the right to purchase 750,000 shares of Exelixis’ common stock (“Exelixis Common Stock”), par value $0.001 per share, at a price per share that shall be an amount equal to 125% of the average closing price of Exelixis Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is the primary exchange on which Exelixis Common Stock is listed, over a continuous period of sixty (60) trading days immediately proceeding the second trading day prior to the Closing Date (as defined in Section 2.04 hereof) (such shares, the “A Warrant Shares”). The A Warrants shall be evidenced by certificates issued pursuant to this Agreement in the form set forth in Exhibit B hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Agreement.

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Section 2.02 Authorization to Issue the B Warrants.

(a) Exelixis has authorized the issuance of certain warrants (the “B Warrants”) representing the right to purchase up to 750,000 shares of Exelixis Common Stock, par value $0.001 per share, at a price per share that shall be an amount equal to 125% of the average closing price of Exelixis Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is the primary exchange on which Exelixis Common Stock is listed, over a continuous period of sixty (60) trading days immediately proceeding the second trading day prior to the Closing Date (such shares, the “B Warrant Shares”). The B Warrants shall be evidenced by certificates issued pursuant to this Agreement in the form set forth in Exhibit C hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Agreement.

(b) In the event that at any time on or prior to the Additional Funding Date (as defined in the Funding Agreement), less than an aggregate amount equal to $80,000,000.00 million (the “Maximum Committed Capital”) has been contributed by Holdings to Symphony Evolution (such contributed capital, the “Funded Capital”), either through the purchase of Symphony Evolution Equity Securities or other means of equity investment, the number of shares of Exelixis Common Stock subject to the B Warrants shall be reduced, for each dollar that the Funded Capital is less than the Maximum Committed Capital, by decreasing the number of shares represented by the B Warrants by 0.01875 shares per dollar.

Section 2.03 Authorization to Issue C Warrants.

(a) Exelixis has authorized the issuance of certain warrants (the “C Warrants”, and together with the A Warrants and the B Warrants, the “Warrants”), representing the right to purchase up to 500,000 shares of Exelixis Common Stock, par value $0.001 per share, at a price per share that shall be an amount equal to 125% of the average closing price of Exelixis Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is the primary exchange on which Exelixis Common Stock is listed, over a continuous period of sixty (60) trading days immediately proceeding the second trading day prior to the C Warrant Date (as defined below) (such shares, the “C Warrant Shares”, and together with the A Warrant Shares and the B Warrant Shares, the “Warrant Shares”). The C Warrants shall be evidenced by certificates issued pursuant to this Agreement in the form set forth in Exhibit D hereto, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Agreement.

(b) In the event that the Funded Capital is less than the Maximum Committed Capital, the number of shares of Exelixis Common Stock subject to the C Warrants shall be reduced, for each dollar that the Funded Capital is less than the Maximum Committed Capital, by decreasing the number of shares represented by the C Warrants by 0.00625 shares per dollar.

Section 2.04 Purchase and Sale of A Warrants. Exelixis hereby agrees to issue to Holdings, and Holdings hereby agrees to acquire from Exelixis, the A Warrants on the

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Closing Date (hereinafter, the “A Warrant Date”), subject to the fulfillment of the conditions precedent described in Article III below. The A Warrants will be issued to Holdings as consideration for the execution and delivery by Holdings of the Purchase Option Agreement.

Section 2.05 Purchase and Sale of B Warrants. Exelixis hereby agrees to issue to Holdings, and Holdings hereby agrees to acquire from Exelixis, the B Warrants on the second Business Day immediately following the Additional Funding Date (the “B Warrant Date”). The issuance to Holdings of the B Warrants shall not be subject to any further conditions precedent hereunder, other than (i) the continued existence of the Purchase Option, and (ii) the satisfaction of the specified conditions precedent set forth in Article III, on or prior to the B Warrant Date. The B Warrants will be issued to Holdings as deferred consideration for the execution and delivery by Holdings of the Purchase Option Agreement.

Section 2.06 Purchase and Sale of C Warrants. Exelixis hereby agrees to issue to Holdings, and Holdings hereby agrees to acquire from Exelixis, the C Warrants on the first Business Day immediately following the expiration of the Purchase Option (the “C Warrant Date”, and collectively with the A Warrant Date and the B Warrant Date, the “Warrant Dates”). The issuance to Holdings of the C Warrants shall not be subject to any further conditions precedent hereunder, other than (i) the unexercised expiration of the Purchase Option and (ii) the satisfaction of the specified conditions precedent set forth in Article III, on or prior to the C Warrant Date. The C Warrants will be issued to Holdings as deferred consideration for the execution and delivery by Holdings of the Purchase Option Agreement. In the event that Exelixis exercises the Purchase Option prior to its expiry, the C Warrants shall not be issued to Holdings.

Section 2.07 Warrant Dates. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the A, B and C Warrants contemplated by this Agreement shall take place at a closing on each Warrant Date (each a “Warrant Closing”) to be held at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, at 10:00 A.M., Eastern Time, following the satisfaction or waiver of all other conditions to the obligations of the Parties set forth in Section 2.04, 2.05 or 2.06 hereof, as applicable, or at such other place or at such other time or such other date as Holdings and Exelixis shall mutually agree upon in writing.

ARTICLE III

CONDITIONS OF PURCHASE

Section 3.01 Conditions Precedent to Each Party’s Obligations. The respective obligations of Exelixis and Holdings to effect the transactions contemplated hereby shall be subject to the satisfaction of the conditions precedent contained in this Section 3.01 or the waiver thereof in writing by Holdings and Exelixis prior to or on the A Warrant Date, the B Warrant Date or the C Warrant Date, as applicable.

(a) Approvals. All Governmental Approvals imposed by any Governmental Authority in connection with the transactions contemplated by this Agreement and the other Operative Documents required to be in effect prior to or on the A Warrant Date shall be in effect,

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the failure of which to be in effect would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on either of the Parties.

(b) Litigation. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or Governmental Order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or in the other Operative Documents.

Section 3.02 Conditions Precedent to Holdings’ Obligations. The obligation of Holdings to effect the transactions contemplated hereby shall be subject to the satisfaction of the further conditions precedent contained in this Section 3.02, or the waiver thereof in writing by Holdings, prior to or on the A Warrant Date.

(a) Authorization, Execution and Delivery of Documents. This Agreement and each of the other Operative Documents (including all schedules, annexes and exhibits thereto) required to be entered into on or prior to the A Warrant Date shall have been duly authorized, executed and delivered by each of the parties thereto (other than Holdings) and shall be in full force and effect.

(b) Issuance of Warrants. All actions required by any applicable law to issue the Warrants shall have been duly taken by Exelixis (or provisions therefor shall have been made), including, without limitation, the making of all registrations and filings required to be made prior to or on the A Warrant Date, and all necessary consents shall have been received, the failure to take, or the absence of which, would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(c) Performance of Obligations by Exelixis; Representations and Warranties. Exelixis shall have performed in all material respects and complied in all material respects with all agreements and conditions contained in this Agreement and the other Operative Documents that are required to be performed or complied with by it prior to or on such A Warrant Date. Exelixis’ representations and warranties set forth in Section 4.02 of this Agreement shall be true and correct in all respects as of such A Warrant Date with the same effect as though such representations and warranties were made on and as of the A Warrant Date (or if stated to have been made as of an earlier date, as of such date).

(d) Opinions of Counsel. Holdings shall have received an opinion letter from Cooley Godward LLP, counsel for Exelixis, substantially in the form attached hereto as Exhibit A.

(e) Closing Certificate. At the A Warrant Date, Holdings shall have received a certificate from Exelixis executed by its Chief Financial Officer or other duly authorized executive officer, dated as of the A Warrant Date, in form and substance reasonably satisfactory to Holdings, certifying:

(i) (A) that the Operative Documents to which Exelixis is a party have been duly authorized, executed and delivered by Exelixis, and (B) that Exelixis has satisfied all

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

conditions precedent contained in the Operative Documents to which it is a party required to be satisfied by it on or prior to the A Warrant Date; and

(ii) as to (A) the accuracy and completeness of the contents of Exelixis’ charter documents, (B) the resolutions of Exelixis’ board of directors, duly authorizing Exelixis’ execution, delivery and performance of each Operative Document to which it is or is to be a party and each other document required to be executed and delivered by it in accordance with the provisions hereof or thereof, and (C) the incumbency and signature of Exelixis’ representatives authorized to execute and deliver documents on its behalf in connection with the obligations contemplated hereby and by the other Operative Documents.

(f) Further Documents, Certificates, Etc. Holdings shall have received such other documents, certificates or opinions as Holdings may reasonably request in connection with the consummation of the transactions contemplated by this Agreement.

(g) No Events of Default. No breach, default, event of default or other similar event by Exelixis, and no event which with the giving of notice, the passage of time, or both, would constitute any of the foregoing, under any Operative Document or any other material contract or agreement to which Exelixis is a party, shall have occurred and be continuing, and no condition shall exist that constitutes, or with the giving of notice, the passage of time, or both, would constitute such default, event of default or other similar event.

(h) No Violation. The transactions contemplated hereby shall comply with all applicable law in effect as of the A Warrant Date, and no party (other than Holdings) to such transactions shall be in violation of any such applicable law, the failure to comply with which would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings. Holdings shall not be subject to any penalty or liability pursuant to any violation of applicable law in effect as of such A Warrant Date by virtue of the transactions contemplated hereby and by each of the other Operative Documents.

(i) Change in Law. There shall have been no change in any law, rule or regulation or the interpretation thereof (including any law, rule or regulation relating to taxes) that prohibits or prevents the consummation of this Agreement or any of the transactions contemplated hereby (including the sale and purchase of the Warrants) or by the Operative Documents or that results in any material increase in taxes payable by Holdings or Investors.

(j) Other Conditions Precedent. Exelixis shall have satisfied and complied with all applicable conditions precedent set forth in each other Operative Document to which Exelixis is a party required to be satisfied and complied with prior to or on the A Warrant Date.

Section 3.03 Conditions Precedent to Exelixis’ Obligations. The obligation of Exelixis to effect the transactions contemplated hereby shall be subject to the satisfaction of the further conditions precedent contained in this Section 3.03, or the waiver thereof in writing by Exelixis, prior to or on the A Warrant Date, and in the case of Sections 3.03(a), (b)(ii), (c)(ii), (e) and (f), the satisfaction thereof or the waiver thereof by Exelixis, prior to or on the B Warrant Date and the C Warrant Date.

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(a) Authorization, Execution and Delivery of Documents. This Agreement and each of the other Operative Documents (including all schedules and exhibits thereto) required to be entered into on or prior to the A Warrant Date (or the B Warrant Date or the C Warrant Date, as applicable) shall have been duly authorized, executed and delivered by each of the parties thereto (other than Exelixis) and shall be in full force and effect.

(b) Performance of Obligations by Holdings; Representations and Warranties.

(i) As of the A Warrant Date, Holdings shall have performed in all material respects and complied in all material respects with all agreements and conditions contained in this Agreement and the other Operative Documents required to be performed or complied with by it prior to or at the A Warrant Date. Each of Holdings’ representations and warranties set forth in Section 4.01 of this Agreement shall be true and correct in all respects as of the A Warrant Date with the same effect as though such representations and warranties were made on and as of the A Warrant Date (or if stated to have been made as of an earlier date, as of such date).

(ii) As of the B Warrant Date or the C Warrant Date, as applicable, each of Holdings’ representations and warranties set forth in Section 4.01(a)(vi) of this Agreement shall be true and correct in all respects, with the same effect as though such representations and warranties were made on and as of the B Warrant Date or the C Warrant Date, as applicable (or if stated to have been made as of an earlier date, as of such date). Holdings shall not be in material default or breach of any Operative Document that has resulted in, or would reasonably be expected to result in, a material adverse effect on the Programs or Exelixis’ rights under the Operative Documents, as of the B Warrant Date or the C Warrant Date, as applicable.

(c) Warrant Date Certificates. At the A Warrant Date, or the B Warrant Date or the C Warrant Date, as applicable and in accordance with the opening sentence of this Section 3.03, Exelixis shall have received a certificate from Holdings executed by its Chief Financial Officer or other executive officer, dated the date of such Warrant Date, in form and substance reasonably satisfactory to Exelixis, certifying:

(i) as of the A Warrant Date:

(A) that (1) the Operative Documents to which Holdings is a party have been duly authorized, executed and delivered by Holdings, (2) Holdings has satisfied all conditions precedent contained in the Operative Documents to which it is a party required to be satisfied by it on or prior to the A Warrant Date, and (3) Holdings has performed in all material respects and complied in all material respects with all covenants, agreements and obligations that are required to be performed or complied with by it prior to or on the A Warrant Date; and

(B) to (1) the accuracy and completeness of the contents of Holdings’ charter documents, (2) the resolutions of Holdings’ members, duly authorizing Holdings’ execution, delivery and performance of each Operative Document to which it is or is to be a party and each other document required to be executed and

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delivered by it in accordance with the provisions hereof or thereof, and (3) the incumbency and signature of Holdings’ representatives authorized to execute and deliver documents on its behalf in connection with the obligations contemplated hereby and by the other Operative Documents; or

(ii) as of the B Warrant Date or the C Warrant Date, as applicable (A) that the Operative Documents to which Holdings is a party have been duly authorized, executed and delivered by Holdings; (B) that Holdings has satisfied all conditions precedent contained in the Operative Documents to which it is a party required to be satisfied by it on or prior to the Closing Date; and (C) that Holdings is not in material default or breach of any Operative Document that has resulted in, or would reasonably be expected to result in, a material adverse effect on the Programs or Exelixis’ rights under the Operative Documents, as of the B Warrant Date or the C Warrant Date, as applicable.

(d) No Events of Default. No default, event of default or other similar event by Holdings, and no event which with the giving of notice, the passage of time, or both, would constitute any of the foregoing, under any Operative Document or any other material contract or agreement to which Holdings is a party, shall have occurred and be continuing, and no condition shall exist that constitutes, or with the giving of notice, the passage of time, or both, would constitute such default, event of default or other similar event.

(e) No Violation. The transactions contemplated hereby shall comply in all material respects with all applicable law in effect as of the A Warrant Date (or the B Warrant Date or the C Warrant Date, as applicable), and no party (other than Exelixis) to such transactions shall be in material violation of any such applicable law, the failure to comply with which would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis. Exelixis shall not be subject to any penalty or liability pursuant to any violation of applicable law in effect as of such A Warrant Date by virtue of the transactions contemplated hereby and by each of the other Operative Documents.

(f) Change in Law. There shall have been no change in any law, rule or regulation or the interpretation thereof (including any law, rule or regulation relating to taxes) that prohibits or prevents the consummation of this Agreement or any of the transactions contemplated hereby (including the sale and purchase of the Warrants) or by the Operative Documents.

(g) Other Conditions Precedent. Holdings shall have satisfied and complied with all applicable conditions precedent set forth in each other Operative Document to which Holdings is a party required to be satisfied and complied with prior to or on the A Warrant Date.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.01 Representations, Warranties and Covenants of Holdings.

(a) Holdings hereby represents and warrants to Exelixis that:

(i) Organization. Holdings is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

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(ii) Authority and Validity. Holdings has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Holdings of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Holdings, and no other proceedings on the part of Holdings are necessary to authorize this Agreement or for Holdings to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Holdings, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Holdings, (B) conflict with or violate any law or Governmental Order applicable to Holdings or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Holdings, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Holdings is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Holdings do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(v) Litigation. There are no actions by or against Holdings pending before any Governmental Authority or, to the knowledge of Holdings, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings. There are no pending or, to the knowledge of Holdings, threatened actions to which Holdings is a party (or threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the

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consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Holdings is not subject to any Governmental Order (nor, to the knowledge of Holdings, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(vi) Accredited Investor.

(A) Holdings is and will remain at all relevant times an “Accredited Investor”.

(B) Holdings has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on Exelixis or any of its Affiliates for advice. Holdings has reviewed the Investment Overview and is aware of the risks disclosed therein. Holdings acknowledges that it has had a reasonable opportunity to conduct its own due diligence with respect to the Products, the Programs, Symphony Evolution, Exelixis and the transactions contemplated by the Operative Documents.

(C) Holdings has been advised and understands that the offer and sale of the A Warrants, the B Warrants, the C Warrants, the A Warrant Shares, the B Warrant Shares and the C Warrant Shares have not been registered under the Securities Act. Holdings is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

(D) Holdings is acquiring the A Warrants, the B Warrants, the C Warrants, the A Warrant Shares, the B Warrant Shares and the C Warrant Shares solely for Holdings’ own account for investment purposes as a principal and not with a view to the resale of all or any part thereof; provided, that Holdings may transfer the A Warrants, the B Warrants and the C Warrants as set forth in Section 6.01 hereof. Holdings agrees that the A Warrants, the B Warrants, the C Warrants, the A Warrant Shares, the B Warrant Shares and the C Warrant Shares may not be resold (1) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (2) in violation of any law. Holdings acknowledges that Exelixis is not required to register the A Warrants, the B Warrants, the C Warrants, the A Warrant Shares, the B Warrant Shares or the C Warrant Shares under the Securities Act. Holdings is not and will not be an underwriter within the meaning of Section 2(11) of the Securities Act with respect to the A Warrants, the B Warrants, the C Warrants, the A Warrant Shares, the B Warrant Shares or the C Warrant Shares.

(E) No person or entity acting on behalf of, or under the authority of, Holdings is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by Exelixis or any of its Affiliates.

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(F) Holdings acknowledges and agrees to treat the warrants for federal, state and local income tax purposes as option premium paid in return for the grant of the Purchase Option.

Section 4.02 Representations, Warranties and Covenants of Exelixis.

(a) Exelixis hereby represents and warrants to Holdings that:

(i) Organization. Exelixis is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(ii) Authority and Validity. Exelixis has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Exelixis of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Exelixis, and no other proceedings on the part of Exelixis are necessary to authorize this Agreement or for Exelixis to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Exelixis, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Exelixis, (B) conflict with or violate any law or Governmental Order applicable to Exelixis or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Exelixis, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Exelixis is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis.

(iv) Governmental Consents and Approvals. Other than any HSR Act Filings and Additional Regulatory Filings which, if the Purchase Option is exercised by Exelixis, will be obtained on or prior to the Purchase Option Closing Date and any Governmental Approvals relating to federal securities or state “blue sky” laws, the execution, delivery and performance of this Agreement by Exelixis do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect

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to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis.

(v) Litigation. There are no actions by or against Exelixis pending before any Governmental Authority or, to the knowledge of Exelixis, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis. There are no pending or, to the knowledge of Exelixis, threatened actions, to which Exelixis is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Exelixis is not subject to any Governmental Order (nor, to the knowledge of Exelixis, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis.

(vi) Private Placement. Assuming the accuracy of Holdings’ representations and warranties set forth in Section 4.01, (i) the purchase and sale of the Warrants is exempt from the registration requirements of the Securities Act, and (ii) no other offering of Common Stock by Exelixis will be integrated with the offering of the Warrants or the Warrant Shares. Neither Exelixis nor any Person acting on its behalf has or will offer the Warrants or the Warrant Shares by any form of general solicitation or general advertising and all filings required under Rule 503 of the Securities Act will be made in a timely manner.

(b) Exelixis covenants and agrees with Holdings that, so long as any of the Warrants are outstanding (including as such Warrants may be reissued pursuant to transfer in accordance with Section 6.01 hereof), Exelixis shall take all action necessary to reserve and keep available out of its authorized and unissued Exelixis Common Stock, solely for the purpose of effecting the exercise of the Warrants, 100% of the number of shares of Exelixis Common Stock issuable upon exercise of the Warrants. Upon exercise in accordance with the Warrants, the Exelixis Common Stock delivered thereby will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of the Exelixis Common Stock.

(c) Exelixis acknowledges and agrees to treat the warrants for federal, state and local income tax purposes as option premium paid in return for the grant of the Purchase Option.

ARTICLE V

INDEMNITY

Section 5.01 Indemnification. To the greatest extent permitted by applicable law, Exelixis shall indemnify and hold harmless Holdings, and Holdings shall indemnify and hold harmless Exelixis, and each of their respective Affiliates, officers, directors, employees, agents, partners, members, successors, assigns, representatives of, and each Person, if any

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(including any officers, directors, employees, agents, partners, members of such Person) who controls, Holdings and Exelixis, as applicable, within the meaning of the Securities Act or the Exchange Act, (each, an “Indemnified Party”), from and against any and all actions, causes of action, suits, claims, losses, diminution in value, costs, interest, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (hereinafter, a “Loss”), incurred by any Indemnified Party as a result of, or arising out of, or relating to: (i) in the case of Exelixis being the Indemnifying Party, (A) any breach of any representation or warranty made by Exelixis herein or in any certificate, instrument or document delivered hereunder, (B) any breach of any covenant, agreement or obligation of Exelixis contained herein or in any certificate, instrument or document delivered hereunder, or (C) any untrue statement of a material fact about Exelixis contained in the reports filed by Exelixis with the SEC, or the omission therefrom of a material fact about Exelixis required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent that such reports are attached to the Investment Overview; provided, that the information contained in a later filed report filed prior to the date of this Agreement shall be deemed to update any related information contained in a previously filed report (the items set forth herein in clauses (A), (B) and (C) being hereinafter referred to as the “Holdings Claims”), and (ii) in the case of Holdings being the Indemnifying Party, (x) any breach of any representation or warranty made by Holdings herein or in any certificate, instrument or document delivered hereunder, (y) any breach of any covenant, agreement or obligation of Holdings contained herein or in any certificate, instrument or document delivered hereunder, or (z) any untrue statement or alleged untrue statement of a material fact about Holdings contained in the Investment Overview or the omission or alleged omission therefrom of a material fact about Holdings required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (the items set forth herein in clauses (x), (y) and (z) being hereinafter referred to as the “Exelixis Claims”). To the extent that the foregoing undertaking by Exelixis, Holdings may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable law.

Section 5.02 Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this Article V shall notify Exelixis or Holdings, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this Article V, or the incurrence or realization of any Loss in respect of which a claim is to be made under this Article V, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Party from any liability that it may have to such Indemnified Party under this Article V or otherwise, except, as to such Indemnifying Party’s liability under this Article V, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.

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Section 5.03 Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof as provided in Section 5.02, and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party, and after notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election to so assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:

(i) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;

(ii) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (ii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);

(iii) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or

(iv) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding;

in each of which cases the fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other

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Indemnified Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.

Section 5.04 Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

ARTICLE VI

TRANSFER RESTRICTIONS

Section 6.01 Transfer Restrictions. Holdings agrees (and agrees to cause all of its members and any subsequent transferees thereof to so agree) that (i) it will not, directly or indirectly, offer, sell, assign, transfer, grant or sell a participation in, pledge or otherwise dispose of any Warrants or Warrant Shares (or solicit any offers to buy or otherwise acquire, or take a pledge of, any Warrants) unless such Warrants or Warrant Shares are registered and/or qualified under the Securities Act and applicable state securities laws, or unless an exemption from the registration or qualification requirements is otherwise available; provided, that Holdings may transfer the Warrants or Warrant Shares to Investors, RRD and each Symphony Fund; and Investors, but not any other member of Holdings, may distribute the Warrants or Warrant Shares to its respective members; (ii) (A) no transfer of such Warrants, or (B) with respect to a private placement of the Warrant Shares, no transfer of such Warrant Shares shall be effective or recognized unless the transferor and the transferee make the representations and agreements contained herein including, without limitation, agreeing to be bound by orderly sale provisions equivalent to those set forth in this Article VI and furnish to Exelixis such certifications and other information as Exelixis may reasonably request to confirm that any proposed transfer complies with the restrictions set forth herein and any applicable laws; and (iii) (A) Warrants may only be transferred in minimum denominations of Warrants representing the right to purchase at least 100,000 Warrant Shares, and (B) with respect to a private placement, Warrant Shares may only be transferred in minimum denominations of at least 100,000 Warrant Shares; provided, however, that in the event that any holder of any Warrants or Warrant Shares holds Warrants representing the right to purchase less than 100,000 Warrant Shares, or holds less than 100,000 Warrant Shares, as the case may be, such holder shall be entitled to exercise all, but not less than all, such Warrants and sell all, but not less than all, such Warrant Shares delivered to it in connection therewith, notwithstanding the fact that the number of such Warrant Shares is less

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than 100,000; provided, further, that Holdings agrees (and agrees to cause its members and any subsequent transferees thereof to so agree), that with respect to the Warrants, such holder of Warrants will not sell or otherwise transfer any Warrants, except in private placements to Accredited Investors.

Section 6.02 Legends.

(a) Holdings acknowledges and agrees that Exelixis shall affix to each certificate evidencing outstanding Warrants (and any certificates issued upon the transfer of the Warrants) a legend in substantially the following form (a “Warrant Legend”):

“NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.”

(b) Holdings acknowledges and agrees that any stock certificate(s) representing Warrant Shares issued by Exelixis pursuant hereto may contain a legend (the “Warrant Share Legend”) substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

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THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.”

Section 6.03 Warrant Share Legend Removal. If the certificates representing such Warrants or Warrant Shares, as the case may be, include a Warrant Legend or Warrant Share Legend, as applicable (each as set forth in Section 6.02 hereof), Exelixis shall, upon a request from Holdings, or a member or subsequent transferee thereof, as soon as practicable but in no event more than thirty (30) days after receiving such request, remove or cause to be removed (i) if the Warrants or Warrant Shares cease to be restricted securities, the securities law portion of the Warrant Legend or Warrant Share Legend and/or (ii) in the event of a sale of the Warrants or Warrant Shares in compliance with the transfer restrictions, the transfer restriction portion of the Warrant Legend or Warrant Share Legend, from such certificates representing the Warrants or Warrant Shares as Holdings, or such member or transferee, shall designate, in accordance with the terms hereof and, if applicable, in accordance with the terms of the applicable Warrant.

Section 6.04 Improper Transfer. Any attempt to sell, assign, transfer, grant or sell a participation in, pledge or otherwise dispose of any Warrants or any Warrant Shares, not in compliance with this Agreement shall be null and void and Exelixis shall give no effect to such attempted sale, assignment, transfer, grant, sale of a participation, pledge or other disposition.

Section 6.05 Orderly Sale. Holdings agrees (and agrees to cause its members and any subsequent transferees thereof to so agree) that in the event that any holder of Warrants exercises its Warrants to purchase Warrant Shares, the holders of the Warrant Shares will not sell or otherwise transfer in any one day shares of Exelixis Common Stock totaling, in the aggregate, more than 50,000 shares of such Exelixis Common Stock in the aggregate as such sale may be reported on NASDAQ (or other national exchange that is then the primary exchange on which Exelixis Common Stock is listed); provided, however, that Holdings (and its Affiliates, and any subsequent transferees) may sell such shares without regard to the 50,000 shares limitation in private placements to Accredited Investors so long as such sales are not reported on NASDAQ or any public exchange; provided, further, that any holder of Warrant Shares holding less than 50,000 Warrant Shares, shall not be subject to the restrictions of this Section 6.05, and none of Holdings or any of its Affiliates shall be required to monitor the sales of Warrant Shares of such holders.

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ARTICLE VII

MISCELLANEOUS

Section 7.01 Notice of Material Event. Each Party agrees that, upon it receiving knowledge of a material event or development with respect to any of the transactions contemplated hereby that, to the knowledge of its executive officers, is not known to the other Parties, such Party shall notify the other Parties in writing within three (3) Business Days of the receipt of such knowledge by any executive officer of such Party; provided, that the failure to provide such notice shall not impair or otherwise be deemed a waiver of any rights any Party may have arising from such material event or development, and that notice under this Section 7.01 shall not in itself constitute notice of any breach of any of the Operative Documents.

Section 7.02 Notices. Any notice, request, demand, waiver, consent, approval, or other communication which is required or permitted to be given to any Party hereto shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 7.02), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:

Exelixis:

Exelixis, Inc.

170 Harbor Way

South San Francisco, CA 94083

Attention: Corporate Secretary

Facsimile: (650) 837-7951

Holdings:

Symphony Evolution Holdings LLC

7361 Calhoun Place, Suite 325

Rockville, MD 20850

Attn: Joseph P. Clancy

Facsimile: (301) 762-6154

with a copy to:

Symphony Capital Partners, L.P.

875 Third Avenue, 18th Floor

New York, NY 10022

Attn: Mark Kessel

Facsimile: (212) 632-5401

and

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Symphony Strategic Partners, LLC

875 Third Avenue, 18th Floor

New York, NY 10022

Attn: Mark Kessel

Facsimile: (212) 632-5401

or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.

Section 7.03 Governing Law; Consent to Jurisdiction and Service of Process.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of Exelixis, and to such extent this Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

(b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court and any Delaware State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan or Wilmington, Delaware, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, any such Delaware State court or, to the fullest extent permitted by law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.

(c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court, or any Delaware State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereby consent to service of process by mail.

Section 7.04 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 7.05 Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments here) constitutes the entire agreement between the

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Parties with respect to the matters covered hereby and supersedes all prior agreements and understandings with respect to such matters between the Parties.

Section 7.06 Amendment; Successors; Assignment; Counterparts.

(a) The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties.

(b) Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the Parties, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the Parties and their successors and permitted assigns.

(c) Any Party may waive, solely with respect to itself, any one or more of its rights hereunder without the consent of any other Party hereto; provided, that no such waiver shall be effective unless set forth in a written instrument executed by the Party hereto against whom such waiver is to be effective.

(d) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which taken together shall constitute one and the same Agreement

(e) Neither Exelixis nor Holdings may assign, delegate, transfer, sell or otherwise dispose of (collectively, “Transfer”), in whole or in part, any or all of its rights or obligations hereunder to any Person (a “Transferee”) without the prior written approval of the other Party; provided, however, that Exelixis, without the prior approval of each of the other Parties, acting in accordance with Article 14 of the Amended and Restated Research and Development Agreement, may make such Transfer to any Person which acquires all or substantially all of Exelixis’ assets or business (or assets or business related to the Programs) or which is the surviving or resulting Person in a merger or consolidation with Exelixis; provided further, that in the event of any Transfer, Exelixis or Holdings, as applicable, shall provide written notice to the other Parties of any such Transfer not later than thirty (30) days after such Transfer setting forth the identity and address of the Transferee and summarizing the terms of the Transfer. In no event shall such assignment alter the definition of “Exelixis Common Stock” except as a result of the surviving or resulting “parent” entity in a merger being other than Exelixis, in which case any reference to Exelixis Common Stock shall be deemed to instead reference the common stock, if any, of the surviving or resulting entity.

[SIGNATURES FOLLOW ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or other representatives thereunto duly authorized, as of the date first above written.

EXELIXIS, INC.

By:	/s/ Christoph Pereira
Name: Christoph Pereira
Title: Vice President, Legal Affairs and Secretary

SYMPHONY EVOLUTION HOLDINGS LLC

By:	Symphony Capital Partners, L.P., its Manager

By:	Symphony Capital GP, L.P., its general partner

By:	Symphony GP, LLC, its general partner

By:	/s/ Mark Kessel
Name: Mark Kessel
Title: Managing Member

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ANNEX A

CERTAIN DEFINITIONS

“$” means United States dollars.

“Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.

“Additional Funds” has the meaning set forth in Section 2(b) of the Funding Agreement.

“Additional Funding Date” has the meaning set forth in Section 3 of the Funding Agreement.

“Additional Party” has the meaning set forth in Section 12 of the Confidentiality Agreement.

“Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Evolution Equity Securities under the Agreement.

“Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B to the Amended and Restated Research and Development Agreement.

“Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Affected Member” has the meaning set forth in Section 27 of the Investors LLC Agreement.

“Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.

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“Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of June 9, 2005, among Exelixis, Holdings and Symphony Evolution.

“Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Auditors” means an independent certified public accounting firm of recognized national standing.

“A Warrant Date” has the meaning set forth in Section 2.04 of the Warrant Purchase Agreement.

“A Warrants” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.

“A Warrant Shares” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code.

“Bloomberg” means Bloomberg L.P., a multimedia based distributor of information services, including data and analysis for financial markets and businesses.

“Bloomberg Screen” means the display page designated on the Bloomberg service (or such other page as may replace that page on that service) for the purpose of displaying prices or bids of Exelixis Common Stock.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or the City of San Francisco are authorized or required by law to remain closed.

“B Warrants” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.

“B Warrant Date” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.

“B Warrant Shares” has the meaning set forth in Section 2.05 of the Warrant Purchase Agreement.

“Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.

“Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from Exelixis for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of Exelixis, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:

(a) the merger, reorganization or consolidation of Exelixis into or with another corporation or legal entity in which Exelixis’ stockholders holding the right to vote with respect to matters generally immediately preceding such merger, reorganization or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or

(b) the sale of all or substantially all of Exelixis’ assets or business.

“Class A Member” means a holder of a Class A Membership Interest.

“Class A Membership Interest” means a Class A Membership Interest in Holdings.

“Class B Member” means a holder of a Class B Membership Interest.

“Class B Membership Interest” means a Class B Membership Interest in Holdings.

“Class C Member” means a holder of a Class C Membership Interest.

“Class C Membership Interest” means a Class C Membership Interest in Holdings.

“Class D Member” means a holder of a Class D Membership Interest.

“Class D Membership Interest” means a Class D Membership Interest in Holdings.

“Clinical Budget” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Clinical Plan” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Closing Date” means June 9, 2005.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“CMC” means the chemistry, manufacturing and controls documentation as required for filings with Regulatory Authority relating to the manufacturing, production and testing of drug products.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committed Capital” means $80,000,000.00.

“Common Stock” means the common stock, par value $0.01 per share, of Symphony Evolution.

“Company Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.

“Company Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement.

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of June 9, 2005, among Symphony Evolution, Holdings, Exelixis, each Symphony Fund, SCP, SSP, Investors, Symphony Capital, RRD and Daniel F. Hoth, M.D., Herbert J. Conrad, and Alastair J.J. Wood, M.D.

“Conflict Transaction” has the meaning set forth in Article IX of the Symphony Evolution Charter.

“Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents without violating the terms of any agreement or other arrangement with any third party.

“C Warrants” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“C Warrant Date” has the meaning set forth in Section 2.06 of the Warrant Purchase Agreement.

“C Warrant Shares” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“Debt” of any Person means, without duplication:

(a) all indebtedness of such Person for borrowed money,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),

(c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,

(d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),

(e) all Capitalized Leases to which such Person is a party,

(f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,

(h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,

(i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,

(j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and

(k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.

“Development Budget” means the budget for the implementation of the Development Plan that is agreed upon by Exelixis and Symphony Evolution as of the Effective Date, as may be revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.

“Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.

“Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.

“Development Plan” means the development plan, covering all the Programs, agreed to by Exelixis and Symphony Evolution as of the Effective Date, as may be revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.

“Directors” has the meaning set forth in the Preliminary Statement of the Indemnification Agreement.

“Disclosing Party” has the meaning set forth in Section 3 of the Confidentiality Agreement.

“Discontinuation Closing Date” means the date of Symphony’s receipt of the Discontinuation Price.

“Discontinuation Option” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.

“Discontinuation Price” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.

“Discontinued Program” has the meaning set forth in Section 2.10 of the Novated and Restated Technology License Agreement.

“Disinterested Directors” has the meaning set forth in Article IX of the Symphony Evolution Charter.

“Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Effective Date” has the meaning set forth in the Novated and Restated Technology License Agreement.

“Effective Registration Date” has the meaning set forth in the Registration Rights Agreement

“Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Enhancements” means findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical development data, or changes to the Licensed Intellectual Property and Regulatory Files.

“Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exelixis” means Exelixis, Inc., a Delaware corporation.

“Exelixis Common Stock” means the common stock, par value $0.001 per share, of Exelixis.

“Exelixis Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.

“Exelixis-GlaxoSmithKline Collaboration Committee” means the committee established by Exelixis and GlaxoSmithKline pursuant to Section 2.2 of the GSK Agreement.

“Exelixis Member” has the meaning set forth in Section 2(c) of the Management Services Agreement.

“Exelixis Obligations” has the meaning set forth in Section 6.1 of the Amended and Restated Research and Development Agreement.

“Exelixis Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.

“Existing NDA” has the meaning set forth in Section 2 of the Confidentiality Agreement.

“Expert” has the meaning set forth in Section 11.2(c) of the Amended and Restated Research and Development Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Extension Funding” has the meaning set forth in Section 2 of the Research Cost Sharing and Extension Agreement.

“External Directors” has the meaning set forth in the preamble of the Confidentiality Agreement.

“FDA” means the United States Food and Drug Administration or its successor agency in the United States.

“FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.

“Final Purchase Price” has the meaning set forth in Section 2(j)(ii) of the Purchase Option Agreement.

“Financial Audits” has the meaning set forth in Section 6.7 of the Amended and Restated Research and Development Agreement.

“Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.

“Fiscal Year” has for each Operative Document in which it appears the meaning set forth in such Operative Document.

“Form S-3” means the Registration Form S-3 as defined under the Securities Act.

“FTE” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Funded Capital” has the meaning set forth in Section 2.02(b) of the Warrant Purchase Agreement.

“Funding Agreement” means the Funding Agreement, dated June 9, 2005, among Exelixis, SCP and Investors.

“Funding Notice” has the meaning set forth in Section 2(a) of the Funding Agreement.

“Funds Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

“GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

“GlaxoSmithKline” means SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.

“Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“GSK Agreement” has the meaning set forth in Section 4.10 of the Novated and Restated Technology License Agreement.

“Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.

“HHMI” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Holdings” means Symphony Evolution Holdings LLC, a Delaware limited liability company.

“Holdings Claims” has the meaning set forth in Section 5.01 of the Warrant Purchase Agreement.

“Holdings LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Holdings dated June 9, 2005.

“HSR Act Filings” means the premerger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

“Indemnification Agreement” means the Indemnification Agreement among Symphony Evolution and the Directors named therein, dated June 9, 2005.

“Independent Accountant” has the meaning set forth in Section 2(i)(ii) of the Purchase Option Agreement.

“Initial Funds” has the meaning set forth in Section 2(a) of the Funding Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated March 30, 2005.

“Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated May 20, 2005.

“Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Interim Holdings LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Holdings, dated June 2, 2005.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Overview” means the investment overview describing the transactions entered into pursuant to the Operative Documents.

“Investment Policy” has the meaning set forth in Section 1(a)(viii) of the Management Services Agreement.

“Investors” means Symphony Evolution Investors LLC.

“Investors LLC Agreement” means Amended and Restated Agreement of Limited Liability Company of Investors dated June 9, 2005.

“IRS” means the U.S. Internal Revenue Service.

“Knowledge” means the actual (and not imputed) knowledge of the executive officers of Exelixis, without the duty of inquiry or investigation.

“Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.

“Ledger Fee” has the meaning set forth in Section 6(b) of the Management Services Agreement.

“License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.

“Licensed Intellectual Property” means the Licensed Patent Rights, Symphony Evolution Enhancements, Licensor Enhancements and the Licensed Know-How.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Licensed Know-How” means any and all proprietary technology (other than the University IP) that is [ * ]

“Licensed Patent Rights” means:[ * ]

“Licensor” means Exelixis.

“Licensor Enhancements” means [ * ]

“Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.

“LLC Agreements” means the Initial Holdings LLC Agreement, the Interim Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.

“Loss” has for each Operative Document in which it appears the meaning set forth in such Operative Document.

“Management Budget” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Management Fee” has the meaning set forth in Section 6(a) of the Management Services Agreement.

“Management Plan” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Management Services” has the meaning set forth in Section 1(a) of the Management Services Agreement.

“Management Services Agreement” means the Management Services Agreement between Symphony Evolution and RRD, dated as of June 9, 2005.

“Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD.

“Manager Event” has the meaning set forth in Section 3.01(f) of the Holdings LLC Agreement.

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and obligations under the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Operative Documents or, (iii) the enforceability of the obligations of such Person of any of the Operative Documents to which it is a party.

“Material Change” has the meaning set forth in Paragraph 12 of Annex B of the Amended and Restated Research and Development Agreement.

“Material Contract” has the meaning set forth in Section 3(j) of the Management Services Agreement.

“Material Subsidiary” means, at any time, a Subsidiary of Exelixis having assets in an amount equal to at least 5% of the amount of total consolidated assets of Exelixis and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of Exelixis) or revenues or net income in an amount equal to at least 5% of the amount of total consolidated revenues or net income of Exelixis and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of Exelixis.

“Maximum Committed Capital” has the meaning set forth in Section 2.02(b) of the Warrant Purchase Agreement.

“Medical Discontinuation Event” means (a) as specified in each Protocol, those data that, if collected in such Protocol, demonstrate that such Protocol should not be continued or (b) a series of adverse events, side effects or other undesirable outcomes that, when collected in a Protocol, would cause a reasonable FDA Sponsor to discontinue such Protocol.

“Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.

“NASDAQ” means the National Association of Securities Dealers Automatic Quotation System.

“NDA” means a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

“Net Debt” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

“Non-Exelixis Capital Transaction” means any (i) sale or other disposition of all or part of the Symphony Evolution Shares or all or substantially all of the operating assets of Symphony Evolution, to a Person other than Exelixis or an Affiliate of Exelixis or (ii) distribution in kind of the Symphony Evolution Shares following the expiration of the Purchase Option.

“Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of June 9, 2005, among Exelixis, Symphony Evolution and Holdings.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Operative Documents” means, collectively, the Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Subscription Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the Management Services Agreement, the Research and Development Agreement, the Amended and Restated Research and Development Agreement, the Research Cost Sharing and Extension Agreement, the Confidentiality Agreement, the Funding Agreement and each other certificate and agreement executed in connection with any of the foregoing documents.

“Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.

“Parties” means, for each Operative Document or other agreement in which it appears, the parties to such Operative Document or other agreement, as set forth therein (each a “Party”). With respect to any agreement in which a provision is included therein by reference to a provision in another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.

“Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.

“Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Permitted Investments Letter” means the Permitted Investments Letter dated as of June 9, 2005, from Symphony Evolution to RRD, as set forth in Exhibit B to the Management Services Agreement.

“Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“Personnel” of a Party means such Party, its employees, subcontractors, consultants, representatives and agents.

“Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Product” means any product that contains or comprises XL647, XL784 or XL999 or any Structurally Related Compound thereof.

“Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Program Option” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.

“Program Option Closing Date” has the meaning set forth in Section 11.1(d) of the Amended and Restated Research and Development Agreement.

“Program Option Exercise Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.

“Program Option Exercise Notice” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.

“Program Option Exercise Price” has the meaning set forth in Section 11.1(c) of the Amended and Restated Research and Development Agreement.

“Program Option Period” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.

“Programs” means those certain clinical programs pursuing indications for XL647, XL784, and XL999 in accordance with the Development Plan (each a “Program”).

“Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997 and is included within the Clinical Plan or later modified or added to the Clinical Plan pursuant to Section 4.2 of the Amended and Restated Research and Development Agreement.

“Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.

“Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.

“Purchase Option Agreement” means this Purchase Option Agreement dated as of June 9, 2005, among Exelixis, Holdings and Symphony Evolution.

“Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

“Purchase Option Dispute Notice” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

“Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

“Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.

“Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

“QA Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.

“Quarterly Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.

“Regents” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Regents Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Regents Claims” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Regents Indemnitees” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Regents Technology” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date, between Exelixis and Holdings.

“Registration Statement” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.

“Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.

“Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Regulatory Files” means any IND, NDA or any other filings filed with any Regulatory Authority with respect to XL647, XL784, XL999 or the Programs.

“Removed Director” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.

“Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.

“Research and Development Agreement” means the Research and Development Agreement dated as of June 9, 2005, between Exelixis and Holdings.

“Research Cost Sharing and Extension Agreement” means the Research Cost Sharing and Extension Agreement dated as of June 9, 2005, between Exelixis, Holdings, and Symphony Evolution.

“RRD” means RRD International, LLC, a Delaware limited liability company.

“RRD Indemnified Party” has the meaning set forth in Section 10(a)(i) of the Management Services Agreement.

“RRD Loss” has the meaning set forth in Section 10(a)(i) of the Management Services Agreement.

“Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.

“Scientific Discontinuation Event” has the meaning set forth in Section 4.2(f) of the Amended and Restated Research and Development Agreement.

“SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder” means any Person who owns any Symphony Evolution Shares.

“Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.

“Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.

“Structurally Related Compound” means:

(a) with respect to XL647, any compound that is [ * ]

(b) with respect to XL784, any compound that is [ * ]

(c) with respect to XL999, any compound that is [ * ]

“Subcontracting Agreement” has the meaning set forth in Section 6.3 of the Amended and Restated Research and Development Agreement.

“Subcontractor” has the meaning set forth in Section 6.3 of the Amended and Restated Research and Development Agreement.

“Subscription Agreement” means the Subscription Agreement between Symphony Evolution and Holdings, dated as of June 9, 2005.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Surviving Entity” means the surviving legal entity which is surviving entity to Exelixis after giving effect to a Change of Control.

“Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.

“Symphony Evolution” means Symphony Evolution, Inc., a Delaware corporation.

“Symphony Evolution Board” means the Symphony Evolution board of directors.

“Symphony Evolution By-laws” means the By-laws of Symphony Evolution, as adopted by resolution of the Symphony Evolution Board on June 9, 2005.

“Symphony Evolution Charter” means the Amended and Restated Certificate of Incorporation of Symphony Evolution, dated as of June 9, 2005.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Symphony Evolution Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.

“Symphony Evolution Enhancements” means [ * ]

“Symphony Evolution Equity Securities” means the Common Stock and any other stock or shares issued by Symphony Evolution.

“Symphony Evolution Loss” has the meaning set forth in Section 10(b) of the Management Services Agreement.

“Symphony Evolution Securities Encumbrance” has the meaning set forth in Section 4(b)(ii) of the Purchase Option Agreement.

“Symphony Evolution Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.

“Symphony Funds” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company (each a “Symphony Fund”).

“Symphony Member” has the meaning set forth in Section 4.2(d) of the Amended and Restated Research and Development Agreement.

“Tangible Materials” means [ * ].

“Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.

“Technology License Agreement” means the Technology License Agreement, dated as of June 9, 2005, between Exelixis and Holdings.

“Term” means the period starting on the Closing Date and ending upon the termination or expiration of the Purchase Option Period.

“Territory” means the world.

“Third Party IP” has the meaning set forth in Section 2.9 of the Novated and Restated Technology License Agreement.

“Third Party Licensor” means (a) a third party from which Exelixis has received a license or sublicense to Licensed Intellectual Property or (b) a third party to which Exelixis has granted a license or sublicense to the Licensed Intellectual Property. As of the Closing Date, GlaxoSmithKline is the only Third Party Licensor.

“Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.

“University Agreements” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“University IP” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Warrant Closing” has the meaning set forth in Section 2.07 of the Warrant Purchase Agreement.

“Warrant Date” has the meaning set forth in Section 2.06 of the Warrant Purchase Agreement.

“Warrant Purchase Agreement” means the Warrant Purchase Agreement dated as of the Closing Date, between Exelixis and Holdings.

“Warrants” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“Warrant Share Legend” has the meaning set forth in Section 6.02 of the Warrant Purchase Agreement.

“Warrant Shares” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“XL647” means: [ * ]

“XL784” means: [ * ]

“XL999” means: [ * ]

“Yale” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Yale Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Yale Claims” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Yale Indemnitees” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Yale Technology” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

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EXHIBIT A

Opinion of Cooley Godward, LLP

June 9, 2005

Symphony Evolution Holdings LLC

7361 Calhoun Place, Suite 325

Rockville, MD 20850

Dear Ladies and Gentlemen:

We have acted as counsel for Exelixis, Inc., a Delaware corporation (the “Company”), in connection with the financing of the clinical development of certain of the Company’s product candidates (the “Financing”). In connection with the Financing, the Company is entering into the agreements listed on Schedule I hereto (collectively, the “Transaction Agreements”). We are rendering this opinion pursuant to Section 3.02(d) of the Warrant Purchase Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Transaction Agreements by the various parties and originals, or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters. Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Transaction Agreements), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Transaction Agreements). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Transaction Agreements are

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obligations binding upon the parties thereto other than the Company; that the parties to the Transaction Agreements other than the Company have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Agreements or to the Material Agreements (as defined below) that would modify or interpret the terms of any such agreements or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California and the General Corporation Law of the State of Delaware. We note that the parties to the Transaction Agreements have designated the laws of the State of New York as the laws governing the Transaction Agreements. Our opinion in paragraph 5 below as to the validity, binding effect and enforceability of the Transaction Agreements is premised upon the result that would obtain if a California court were to apply the internal laws of the State of California (notwithstanding the designation of the laws of the State of New York) to the interpretation and enforcement of the Transaction Agreements. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.

We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefit, tax, fraudulent conveyance, usury, laws governing the legality of investments for regulated entities, regulations T, U or X of the Board of Governors of the Federal Reserve System or local law. Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; or compliance with laws that place limitations on corporate distributions.

With regard to our opinion in paragraph 1 below with respect to the good standing of the Company, we have relied solely upon a certificate of the Secretary of State of the State of Delaware as of a recent date.

With regard to our opinion paragraph 3 below concerning defaults under and any material breaches of any agreement identified on Schedule II hereto, we have relied solely upon (i) a certificate of an officer of the Company, (ii) a list supplied to us by the Company of material agreements to which the Company is a party, or by which it is bound, a copy of which is attached hereto as Schedule II (the “Material Agreements”) and (iii) an examination of the Material Agreements in the form provided to us by the Company. We have made no further investigation. Further, with regard to our opinion in paragraph 3 below concerning Material Agreements, we express no opinion as to (i) financial covenants or similar provisions therein requiring financial

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calculations or determinations to ascertain compliance, (ii) provisions therein relating to the occurrence of a “material adverse event” or words of similar import or (iii) any statement or writing that may constitute parol evidence bearing on interpretation or construction.

With regard to our opinion in paragraph 7 below, we express no opinion to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuances of securities of the Company and/or antidilution adjustments to outstanding securities of the Company may cause the Warrant Shares to be convertible for more shares of Common Stock than the number that then remain authorized but unissued.

With regard to our opinion in paragraph 8 with respect to exemption from registration, no opinion is expressed with respect to the integration of the offer and sale of the Warrants or the Warrant Shares with any offers or sales of securities occurring subsequent to the date hereof.

With regard to our opinion in paragraph 9 below, we have based our opinion, to the extent we consider appropriate, on Rule 3a-8 under the Investment Company Act of 1940, as amended, and a certificate of an officer of the Company as to compliance with each of the requirements necessary to comply with Rule 3a-8. We have conducted no further investigation.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.	The Company has the corporate power to execute, deliver and perform its obligations under the Transaction Agreements. Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Company.

3.	The execution and delivery of the Transaction Agreements by the Company and the consummation of the transactions contemplated thereby that would occur at the closing of the sale and issuance of the Warrant (as defined on Schedule I hereto) will not, (a) violate any provision of the Company’s certificate of incorporation or by-laws, (b) violate any governmental statute, rule or regulation which in our experience is typically applicable to transactions of the nature contemplated by the Transaction Agreements, (c) violate any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware or (d) constitute a default under or a material breach of any Material Agreement, in the case of clause (d) to the extent such default or breach would materially and adversely affect the Company.

4.	All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental

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body required for the due execution or delivery by the Company of any Transaction Agreement and the sale and issuance of the Warrant have been made or obtained, except (a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D and (b) for the filing of the notice to be filed under California Corporations Code Section 25102.1(d).

5.	Each of the [ * ] constitutes, and, if the B Warrants and C Warrants (each as defined in the Warrant Purchase Agreement) were to be issued at the closing of the sale and issuance of the Warrant in accordance with the terms of the Warrant Purchase Agreement, each of the B Warrants and the C Warrants would constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution under Sections 6 and 7 of the Registration Rights Agreement, Section 10 of the Purchase Option Agreement, Article V of the Warrant Purchase Agreement, Section 15 of the Research and Development Agreement, Section 15 of the Amended and Restated Research and Development Agreement, Section 6 of the Technology License Agreement, Section 6 of the Novated and Restated Technology License Agreement, Paragraphs (c)(iv) under “Yale Agreement” in Annex C of the Technology License Agreement, Paragraph (c)(vi) under “Regents Agreement” in Annex C of the Technology License Agreement, Paragraph (c)(iv) under “Yale Agreement” in Annex C of the Novated and Restated Technology License Agreement and Paragraph (c)(vi) under “Regents Agreement” in Annex C of the Novated and Restated Technology License Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, suretyship, dissolution, moratorium, receivership or other similar laws affecting creditors’ rights and the law of fraudulent transfer, and subject to state law, federal law, or general equity principles and to limitations on availability of equitable relief, including specific performance, regardless of whether enforcement is considered in a proceeding in equity or at law.

6.	The offer and sale of the Warrants (as defined in the Warrant Purchase Agreement) have been duly authorized by the Company.

7.	The Warrant Shares (as defined in the Warrant Purchase Agreement) and, assuming the Purchase Option (as defined in the Purchase Option Agreement) is exercised in accordance with the Purchase Option Agreement, the Exelixis Common Stock (as defined in the Purchase Option Agreement), when sold and issued in accordance with the terms of the Warrants or the Purchase Option Agreement, as applicable, will be validly issued, fully paid and non-assessable, and the issuance of the Warrant Shares is not be subject to preemptive rights pursuant to the General Corporation Law of the State of Delaware, the certificate of incorporation or by-laws of the Company or similar rights to subscribe pursuant to any Material Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.	The offer and sale of the Warrants and Warrant Shares are and will be exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

9.	The Company is not an “investment company” as defined in the Investment Company Act of 1940, as amended.

[ * ]

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This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD LLP

By:	/s/ Robert L. Jones
Robert L. Jones

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SCHEDULE I

LIST OF TRANSACTION AGREEMENTS

1.	Warrant Purchase Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Warrant Purchase Agreement”).

2.	Warrant to purchase 750,000 shares of common stock of the Company, dated as of June 9, 2005 (the “Warrant”).

3.	Purchase Option Agreement, dated as of June 9, 2005, by and among the Company, Symphony Evolution Holdings LLC and Symphony Evolution, Inc. (the “Purchase Option Agreement”).

4.	Research and Development Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Research and Development Agreement”).

5.	Amended & Restated Research and Development Agreement, dated as of June 9, 2005, between the Company, Symphony Evolution, Inc. and Symphony Evolution Holdings LLC (the “Amended & Restated Research and Development Agreement”).

6.	Technology License Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Technology License Agreement”).

7.	Novated and Restated Technology License Agreement, dated as of June 9, 2005, between the Company, Symphony Evolution, Inc. and Symphony Evolution Holdings LLC (the “Novated and Restated Technology License Agreement”).

8.	Confidentiality Agreement, dated as of June 9, 2005, by and among the Company, Symphony Evolution, Inc. and Symphony Evolution Holdings LLC, Symphony Capital Partners, L.P., Symphony Strategic Partners, LLC, Symphony Evolution Investors, LLC, Symphony Capital LLC, RRD International, LLC, Daniel F. Hoth, M.D., Herbert J. Conrad, and Alastair J.J. Wood, M.D. (the “Confidentiality Agreement”).

9.	Funding Agreement, dated as of June 9, 2005, by and among the Company, Symphony Capital Partners, L.P., Symphony Evolution Holdings LLC and Symphony Evolution Investors, LLC (the “Funding Agreement”).

10.	Registration Rights Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Registration Rights Agreement”).

11.	Research Cost Sharing and Extension Agreement, dated as of June 9, 2005, by and among the Company, Symphony Evolution Holdings LLC and Symphony Evolution, Inc. (the “Research Cost Sharing and Extension Agreement”).

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SCHEDULE II

LIST OF MATERIAL AGREEMENTS

[ * ]

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EXHIBIT B

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

EXELIXIS, INC.

WARRANT TO PURCHASE COMMON STOCK

June 9, 2005

Void After June 9, 2010

THIS CERTIFIES THAT, for value received, SYMPHONY EVOLUTION HOLDINGS LLC, a Delaware limited liability company, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20850, or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (as defined below) from EXELIXIS, INC., a Delaware corporation, with its principal office at 170 Harbor Way, P.O. Box 511, South San Francisco, CA 94083 (the “Company”), up to Seven Hundred Fifty Thousand (750,000) shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

This Warrant is being issued pursuant to the terms of the Warrant Purchase Agreement, dated as of June 9, 2005, between the Company and Holder (the “Warrant Purchase Agreement”).

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

1.

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(a) “Exercise Period” shall mean the period commencing on the date hereof and ending on June 9, 2010.

(b) “Exercise Price” shall mean $8.90 per share, subject to adjustment pursuant to Section 4 below.

(c) “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 4 below.

2. EXERCISE OF WARRANT.

2.1 Generally. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate pursuant to Section 12 hereof):

(a) an executed Notice of Exercise in the form attached hereto;

(b) payment of the Exercise Price of the shares thereby subscribed for by wire transfer or cashier’s check drawn on a United States bank to the Company, or by means of a cashless exercise pursuant to Section 2.2; and

(c) this Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder as soon as practicable, but in no event longer than 30 days, after the rights represented by this Warrant shall have been so exercised. The Company shall, upon request of the Holder, if available and if allowed under applicable securities laws, use its commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Company under this section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Exercise Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Exercise Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price and all taxes required to be paid by the Holder, if any, was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.

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2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A =	the fair market value of one share of Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall equal the average closing price of the Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is then the primary exchange on which the Common Stock is listed (the “the Principal Market”), for the 30 trading days immediately preceding the second trading day prior to the date on which the Holder delivers to the Company an executed Notice of Exercise in the form attached hereto. If the Common Stock is not quoted on the NASDAQ National Market, or listed on another national exchange, the fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith.

2.3 Legend. All certificates evidencing the shares to be issued to the Holder may bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON

3.

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FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.”

2.4 Charges, Taxes and Expenses. Issuance of certificates for Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

3. COVENANTS OF THE COMPANY.

3.1 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.2 Notices of Record Date. If at any time:

(a) the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company’s Board of Directors);

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date on which the same shall take place. Such notice in accordance with the foregoing clause also shall specify the date on which the

4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof.

4. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations or the like, the number and class of shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same aggregate Exercise Price, the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant, including as a consequence of any adjustment pursuant hereto. If the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share (determined as provided in Section 2.2 hereof) by such fraction; provided, however, that the Company may elect in its sole discretion to issue the next higher number of full shares of Common Stock by issuing a full share with respect to such fractional share.

6. CORPORATE TRANSACTIONS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of the Common Stock, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of this Section 6, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The

5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

foregoing provisions of this Section 6 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

7. NOTICE OF ADJUSTMENT. Whenever the number of Exercise Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder at the address of such Holder appearing on the books of the Company, which notice shall state the number of Exercise Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Exercise Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

8. ORDERLY SALE. This Warrant and the Exercise Shares are subject to the provisions of Section 6.05 of the Warrant Purchase Agreement.

9. NO STOCKHOLDER RIGHTS. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.

10. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable by the Holder, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form attached hereto and funds sufficient to pay any transfer taxes payable upon the making of such transfer, to any transferee designated by Holder. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued. The Company may require, as a condition of allowing a transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and (iv) the transferee agree in writing to be bound by the terms of this Warrant and the Warrant Purchase Agreement as if an original signatory thereto.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or

6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

12. NOTICES, ETC. Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted to be given hereto shall be in writing and shall be deemed given only if delivered to the applicable party personally or sent to the party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 12), by next business day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth in the Warrant Purchase Agreement, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto.

13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

15. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

16. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

17. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.

18. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of June 9, 2005.

EXELIXIS, INC.

By:
Name: Christoph Pereira
Title: Vice President, Legal Affairs and Secretary

8.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOTICE OF EXERCISE

TO: EXELIXIS, INC.

(1)    ☐    The undersigned hereby elects to purchase              shares of Common Stock of EXELIXIS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐    The undersigned hereby elects to purchase              shares of Common Stock of EXELIXIS, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(ii) (3) The undersigned represents that:

(A) It is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(B) It has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates for advice.

(C) It has been advised and understands that the offer and sale of the attached Warrant and the shares of Common Stock issued upon exercise of the Warrant (the “Warrant Shares”) have not been registered under the Securities Act. It is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

(D) It is acquiring the Warrant Shares solely for its own account for investment purposes as a principal and not with a view to the resale of all or any part thereof. It agrees that the Warrant Shares may not be resold (1) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (2) in violation of any law. It acknowledges that the Company is not required to register the Warrant Shares under the Securities

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Act. It is not and will not be an underwriter within the meaning of Section 2(11) of the Securities Act with respect to the Warrant Shares.

(E) No person or entity acting on behalf of, or under the authority of, the undersigned is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company or any of its affiliates.

(Date)	(Signature)

(Print name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form

and supply required information. Do not use this

form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: , 2

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

FORM OF “B” WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

EXELIXIS, INC.

WARRANT TO PURCHASE COMMON STOCK

                     , 2006

Void After June 9, 2010

THIS CERTIFIES THAT, for value received, SYMPHONY EVOLUTION HOLDINGS LLC, a Delaware limited liability company, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20850, or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (as defined below) from EXELIXIS, INC., a Delaware corporation, with its principal office at 170 Harbor Way, P.O. Box 511, South San Francisco, CA 94083 (the “Company”), up to                                      (                ) [FILL IN NUMBER OF SHARES AT ISSUANCE BASED ON SECTION 2.02 OF WARRANT PURCHASE AGREEMENT] shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This Warrant is being issued pursuant to the terms of the Warrant Purchase Agreement, dated as of June 9, 2005, between the Company and Holder (the “Warrant Purchase Agreement”).

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date hereof and ending on June 9, 2010.

(b) “Exercise Price” shall mean $8.90 per share, subject to adjustment pursuant to Section 4 below.

(c) “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 4 below.

2. EXERCISE OF WARRANT.

2.1 Generally. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate pursuant to Section 12 hereof):

(a) an executed Notice of Exercise in the form attached hereto;

(b) payment of the Exercise Price of the shares thereby subscribed for by wire transfer or cashier’s check drawn on a United States bank to the Company, or by means of a cashless exercise pursuant to Section 2.2; and

(c) this Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder as soon as practicable, but in no event longer than 30 days, after the rights represented by this Warrant shall have been so exercised. The Company shall, upon request of the Holder, if available and if allowed under applicable securities laws, use its commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Company under this section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Exercise Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Exercise Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such shares on the date on which this Warrant was surrendered and payment of the Exercise Price and all taxes required to be paid by the Holder, if any, was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A =	the fair market value of one share of Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall equal the average closing price of the Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is then the primary exchange on which the Common Stock is listed (the “the Principal Market”), for the 30 trading days immediately preceding the second trading day prior to the date on which the Holder delivers to the Company an executed Notice of Exercise in the form attached hereto. If the Common Stock is not quoted on the NASDAQ National Market, or listed on another national exchange, the fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith.

2.3 Legend. All certificates evidencing the shares to be issued to the Holder may bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED,

3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.”

2.4 Charges, Taxes and Expenses. Issuance of certificates for Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

3. COVENANTS OF THE COMPANY.

3.1 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.2 Notices of Record Date. If at any time:

(a) the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company’s Board of Directors);

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend,

4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date on which the same shall take place. Such notice in accordance with the foregoing clause also shall specify the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof.

4. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations or the like, the number and class of shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same aggregate Exercise Price, the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant, including as a consequence of any adjustment pursuant hereto. If the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share (determined as provided in Section 2.2 hereof) by such fraction; provided, however, that the Company may elect in its sole discretion to issue the next higher number of full shares of Common Stock by issuing a full share with respect to such fractional share.

6. CORPORATE TRANSACTIONS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of the Common Stock, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. For purposes of this Section 6, “common stock of the successor or acquiring corporation”

5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

7. NOTICE OF ADJUSTMENT. Whenever the number of Exercise Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder at the address of such Holder appearing on the books of the Company, which notice shall state the number of Exercise Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Exercise Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

8. ORDERLY SALE. This Warrant and the Exercise Shares are subject to the provisions of Section 6.05 of the Warrant Purchase Agreement.

9. NO STOCKHOLDER RIGHTS. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.

10. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable by the Holder, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form attached hereto and funds sufficient to pay any transfer taxes payable upon the making of such transfer, to any transferee designated by Holder. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued. The Company may require, as a condition of allowing a transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, (iii) that the

6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and (iv) the transferee agree in writing to be bound by the terms of this Warrant and the Warrant Purchase Agreement as if an original signatory thereto.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

12. NOTICES, ETC. Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted to be given hereto shall be in writing and shall be deemed given only if delivered to the applicable party personally or sent to the party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 12), by next business day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth in the Warrant Purchase Agreement, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto.

13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

15. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

16. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

17. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.

18. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                          , 2006.

EXELIXIS, INC.

By:

Name:

Title:

8.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOTICE OF EXERCISE

TO: EXELIXIS, INC.

(1) ☐ The undersigned hereby elects to purchase                      shares of Common Stock of EXELIXIS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase                      shares of Common Stock of EXELIXIS, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(iii) (3) The undersigned represents that:

(A) It is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(B) It has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates for advice.

(C) It has been advised and understands that the offer and sale of the attached Warrant and the shares of Common Stock issued upon exercise of the Warrant (the “Warrant Shares”) have not been registered under the Securities Act. It is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

(D) It is acquiring the Warrant Shares solely for its own account for investment purposes as a principal and not with a view to the resale of all or any part thereof. It agrees that the Warrant Shares may not be resold (1) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (2) in violation of any law. It acknowledges that the Company is not required to register the Warrant Shares under the Securities

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Act. It is not and will not be an underwriter within the meaning of Section 2(11) of the Securities Act with respect to the Warrant Shares.

(E) No person or entity acting on behalf of, or under the authority of, the undersigned is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company or any of its affiliates.

(Date)	(Signature)

(Print name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form

and supply required information. Do not use this

form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Dated: , 2

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

FORM OF “C” WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

EXELIXIS, INC.

WARRANT TO PURCHASE COMMON STOCK

                 , 2009

Void After                  , 2014

THIS CERTIFIES THAT, for value received, SYMPHONY EVOLUTION HOLDINGS LLC, a Delaware limited liability company, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20850, or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (as defined below) from EXELIXIS, INC., a Delaware corporation, with its principal office at 170 Harbor Way, P.O. Box 511, South San Francisco, CA 94083 (the “Company”), up to                                          (            ) [FILL IN NUMBER OF SHARES AT ISSUANCE BASED ON SECTION 2.03 OF WARRANT PURCHASE AGREEMENT] shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

1.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This Warrant is being issued pursuant to the terms of the Warrant Purchase Agreement, dated as of June 9, 2005, between the Company and Holder (the “Warrant Purchase Agreement”).

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing on the date hereof and ending on              [FILL IN DATE 5 YEARS AFTER ISSUANCE DATE].

(b) “Exercise Price” shall mean $             [FILL IN AT ISSUANCE DATE BASED ON SECTION 2.03 OF WARRANT PURCHASE AGREEMENT] per share, subject to adjustment pursuant to Section 4 below.

(c) “Exercise Shares” shall mean the shares of Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 4 below.

2. EXERCISE OF WARRANT.

2.1 Generally. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate pursuant to Section 12 hereof):

(a) an executed Notice of Exercise in the form attached hereto;

(b) payment of the Exercise Price of the shares thereby subscribed for by wire transfer or cashier’s check drawn on a United States bank to the Company, or by means of a cashless exercise pursuant to Section 2.2; and

(c) this Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder as soon as practicable, but in no event longer than 30 days, after the rights represented by this Warrant shall have been so exercised. The Company shall, upon request of the Holder, if available and if allowed under applicable securities laws, use its commercially reasonable efforts to deliver any certificate or certificates required to be delivered by the Company under this section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Exercise Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Exercise Shares called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

2.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price and all taxes required to be paid by the Holder, if any, was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant together with the properly endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X	=	Y (A-B)
A

Where X = the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A =	the fair market value of one share of Common Stock (at the date of such calculation)

B =	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall equal the average closing price of the Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is then the primary exchange on which the Common Stock is listed (the “the Principal Market”), for the 30 trading days immediately preceding the second trading day prior to the date on which the Holder delivers to the Company an executed Notice of Exercise in the form attached hereto. If the Common Stock is not quoted on the NASDAQ National Market, or listed on another national exchange, the fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith.

2.3 Legend. All certificates evidencing the shares to be issued to the Holder may bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN

3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF JUNE 9, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.”

2.4 Charges, Taxes and Expenses. Issuance of certificates for Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

3. COVENANTS OF THE COMPANY.

3.1 No Impairment. Except and to the extent as waived or consented to by the Holder, the Company will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

3.2 Notices of Record Date. If at any time:

(a) the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company’s Board of Directors);

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

4.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date on which the same shall take place. Such notice in accordance with the foregoing clause also shall specify the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof.

4. ADJUSTMENT OF EXERCISE PRICE. In the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations or the like, the number and class of shares available under this Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of this Warrant, on exercise for the same aggregate Exercise Price, the total number, class and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant, including as a consequence of any adjustment pursuant hereto. If the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share (determined as provided in Section 2.2 hereof) by such fraction; provided, however, that the Company may elect in its sole discretion to issue the next higher number of full shares of Common Stock by issuing a full share with respect to such fractional share.

6. CORPORATE TRANSACTIONS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of the Common Stock, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common

5.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Stock for which this Warrant is exercisable immediately prior to such event. For purposes of this Section 6, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

7. NOTICE OF ADJUSTMENT. Whenever the number of Exercise Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder at the address of such Holder appearing on the books of the Company, which notice shall state the number of Exercise Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Exercise Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

8. ORDERLY SALE. This Warrant and the Exercise Shares are subject to the provisions of Section 6.05 of the Warrant Purchase Agreement.

9. NO STOCKHOLDER RIGHTS. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.

10. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable by the Holder, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form attached hereto and funds sufficient to pay any transfer taxes payable upon the making of such transfer, to any transferee designated by Holder. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued. The Company may require, as a condition of allowing a transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue

6.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company, (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act and (iv) the transferee agree in writing to be bound by the terms of this Warrant and the Warrant Purchase Agreement as if an original signatory thereto.

11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

12. NOTICES, ETC. Any notice, request, demand, waiver, consent, approval or other communication that is required or permitted to be given hereto shall be in writing and shall be deemed given only if delivered to the applicable party personally or sent to the party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 12), by next business day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the party at its address set forth in the Warrant Purchase Agreement, or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto.

13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

15. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

16. AMENDMENT. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

17. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.

18. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

7.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                          , 2009.

EXELIXIS, INC.

By:

Name:

Title:

8.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOTICE OF EXERCISE

TO: EXELIXIS, INC.

(1)    ☐ The undersigned hereby elects to purchase              shares of Common Stock of EXELIXIS, INC. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase              shares of Common Stock of EXELIXIS, INC. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(iv) (3) The undersigned represents that:

(A) It is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(B) It has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates for advice.

(C) It has been advised and understands that the offer and sale of the attached Warrant and the shares of Common Stock issued upon exercise of the Warrant (the “Warrant Shares”) have not been registered under the Securities Act. It is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.

(D) It is acquiring the Warrant Shares solely for its own account for investment purposes as a principal and not with a view to the resale of all or any part thereof. It agrees that the Warrant Shares may not be resold (1) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (2) in violation of any law. It acknowledges that the Company is not required to register the Warrant Shares under the Securities

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Act. It is not and will not be an underwriter within the meaning of Section 2(11) of the Securities Act with respect to the Warrant Shares.

(E) No person or entity acting on behalf of, or under the authority of, the undersigned is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company or any of its affiliates.

(Date)	(Signature)

(Print name)

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form

and supply required information. Do not use this

form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
Dated: , 2

Holder’s
Signature:

Holder’s
Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.